UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 9, 2011

Date of Report

(Date of earliest event reported)

CITADEL BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31740	51-0405729
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7690 West Cheyenne Ave., Suite 220, Las Vegas, NV		89129
(Address of principal executive offices)		(Zip Code)

(702) 804-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 9, 2011, Citadel Broadcasting Corporation (“Citadel”) and Cumulus Media Inc. (“Cumulus Media”) issued a joint press release (the “Press Release”) announcing the extension of the deadline for holders of Citadel common stock or warrants to purchase Citadel common stock to deliver their election forms to elect the form of consideration they wish to receive in the previously announced merger of a subsidiary of Cumulus Media with and into Citadel, pursuant to which Citadel will become an indirect wholly-owned subsidiary of Cumulus Media (the “Merger”), to U.S. Bank National Association, as exchange agent for the Merger. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Report on Form 8-K:

99.1	Press Release dated September 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

/s/ Hilary Glassman
Name:	Hilary Glassman
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: September 9, 2011